UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 16, 2007

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

1030 NORTH ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944

Registrant’s facsimile number, including area code: (407) 367-0950

Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting and Failure to Satisfy a Continuing Listing of all our Standards; Transfer of Listing.

On August 16, 2007, PainCare Holdings, Inc. (the “Registrant”) received a notice from the American Stock Exchange (the “AMEX”), the national security exchange that maintains the principal listing for the Registrant’s common stock, of a failure to satisfy certain of the AMEX continuing listing standards. The notice relates to the failure of the Registrant to timely file its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2007, with the Securities and Exchange Commission as required by Sections 134 and 1101 of the AMEX Company Guide (the “AMEX Company Guide”). The Registrant anticipates filing its Form 10-Q on or before August 30, 2007. To the extent the Company fails to file its Form 10-Q on or before August 30, 2007, it must submit a plan by said date advising the AMEX of actions it has taken, or will take, that would bring the Registrant in compliance with the AMEX Company Guide no later than November 16, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued August 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated August 22, 2007	PAINCARE HOLDINGS, INC.

	By:	/s/ Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director